united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 5/31

Date of reporting period: 11/30/19

Item 1. Reports to Stockholders.

Essential 40 Stock Fund

Class I Shares (Symbol: ESSIX)

SEMI-ANNUAL REPORT

November 30, 2019

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.kkmfinancial.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder,

By most measures, the first half of the fiscal year was a very positive stretch for the equity markets. A strong market rally began as we entered the month of June and continued to build on existing strength throughout the first six months of the period. Equities had to endure a variety of headwinds, but overall it was a very solid period for stock market growth. The ESSIX (The Essential 40 Stock Fund) returned 12.78% from May 31st to November 30th. This corresponds with The Essential 40 Stock Index™ Total Return gain of 13.13%, which the Fund seeks to track. The S&P 500TR exhibited slightly better performance of 15.26% during the same time period.

Overall, we were pleased with the Essential 40 Stock Fund’s performance. As mentioned above, there were some obstacles for the equity markets to navigate. A steady stream of back and forth rhetoric concerning US trade with China and other trading partners kept markets on edge for much of the period. This anxiety was certainly revealed in August as markets reacted to the escalation of the trade tensions between the U.S and China, and then the reaction was amplified with the recessionary signals being sent by the bond market. The markets experienced a relief rally in September only to fall prey to a similar scenario in early October. Trade tensions once again picked up and economic data gave the markets an early October scare. However, on October 11th a preliminary trade agreement was announced between the U.S. and China which became the catalyst for a continuation of the market rally through the end of November. Additionally, the FED cut rates for the third time in 2019, which helped further fortify investor belief that the FED and central banks across the globe would continue to provide the necessary liquidity to potentially backstop any weakening economic activity. For the two months stretch of October and November the Fund gained 4.75%.

Even as the Fund was able to realize a substantial gain for the period, the return profile was a bit uneven. The top performers such as AAPL, MSFT, and LMT, were countered by the persistent tariff situation which heightened sensitivity for specific sectors represented within the Fund. Some of the industrial and transportation holdings being held by the Fund underperformed for the 6-month period due to the continual uncertainty associated with obtaining an actual trade tariff resolution between the United States and China. Per the Essential 40 methodology, all holdings will be evaluated at yearend to determine if their value is deemed “essential”. The Fund is rebalanced every year on the second Monday in January. We believe many of these portfolio names may have experienced undue downward pressure due to the extenuating and ongoing tariff pressures. Moreover, these trade tariff sensitive portfolio holdings should be well positioned to provide alpha* to the Fund as these issues cycle through the markets.

As the markets move into 2020, we expect the continual evolution of global trade to dominate the pricing structure. Markets will most likely experience periodic bouts of volatility as trade tariff resolutions are finalized and implemented. As 2020 is also a Presidential election year, we look back on historical data that typically forecasts well for the equity marketplace. We believe, these conditions along with the continued central bank commitments will provide The ESSIX 40 Stock Fund with a competitive advantage and maintain the essential nature of the holdings.

We appreciate your continued support of the Essential 40 Stock Fund and we look forward to providing a value add to your investment goals.

Sincerely,

Jeff Kilburg

These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

5093-NLD-1/15/2020

Essential 40 Stock Fund Goal

The Essential 40 Stock Fund seeks to provide investors a broadly diversified portfolio of U.S. stocks that are believed to be essential and vital to the U.S. economy. This distinct basket of forty stocks is believed to represent the companies that are believed to be essential to the American way of life.

As we believe today’s popular stock market indices do not accurately represent the companies that are essential to the American way of life, the Essential 40 Stock Fund seeks to offer investors a contemporary as well as diversified representation of the U.S. economy. The Essential 40 seeks to provide a refined approach to modern day investing. The Essential 40 Stock Fund seeks to track The Essential 40 Stock Index Total Return*.

The Methodology

The Essential 40 Stock Fund seeks to represent what we believe to be essential to the economy and the American way of life today. The portfolio security selection process begins with an initial universe of securities with a market capitalization of at least $1 billion. In addition, the rules based methodology utilizes a qualitative and quantitative approach based upon which companies we believe to be irreplaceable and we also believe to be too essential to fail in the U.S. economy. The final portfolio is equal weighted, and typically rebalanced to equal weight annually on the second calendar Monday of January.

The simplistic approach of the Essential 40 Stock Fund is what makes ESSIX distinct. Furthermore, the simplicity seeks to allow investors to easily understand what securities they are holding and why they are holding them. We believe this knowledge and the recognition of the vital importance of the companies in the portfolio differentiates this basket of stocks from other portfolios.

Performance Overview

For the six-month reporting period ending November 30, 2019, ESSIX (The Essential 40 Stock Fund) returned 12.78%. This corresponds with The Essential 40 Stock Index™ Total Return* gain of 13.13%, which the Fund seeks to track. The S&P 500TR* gained 15.26% during the same time period.

Economic and Fund Overview

The global economy experienced slow uneven growth during the six months ending November 30, 2019. Global markets dealt with various growth headwinds such as; Brexit*, U.S-China trade tensions, trade tensions between the U.S. and the European Union, recessionary fears, to name a few. However, through all the headline risk it would appear the markets took solace in the belief that central banks across the globe (including the Federal Reserve) were willing to take the necessary measures to stave off any significant effects of theses perceived risks.

Due to a lack of measured inflation, the Federal Reserve cut interest rates two more times during this reporting period. In June, the ECB (European Central Bank) announced the bank would consider initiating renewed stimulus, which was verified in September as the ECB cut rates and restarted the Governing Council’s Asset Purchase Programme (APP)* to help with Eurozone growth and shield the EU (European Union) from slipping into a recession. Other global central banks, either cut rates and increased stimulus (or both) to fend off concerns due to some if not all the headwinds mentioned above. All these actions pushed global interest rates lower. The added stimulus did not transfer through to heightened inflation. Corporate earnings, although not as strong as they had been in previous quarters, still managed to beat lowered expectations. Job growth (particularly in the U.S. remained steady to strong). These dynamics appear to have been enough to provide a suitable climate for equity gains.

As for the Fund, certain dynamics within the trade battles along with some of the early rhetoric coming from the initial campaign platforms for the 2020 election in the U.S. weighed on certain sectors and particular some of the holdings within those sectors. At various times over the reporting period, industrials, transportation, and energy experienced some underperformance. United States Steel Corp. (X) continued to struggle as the trade battles over steel tariffs had a significant impact on projected earnings growth. Other companies such as 3M CO. (MMM), American Airlines Group Inc. (AAL), FedEx Corp. (FDX), dealt with perceived pressures from global slowing, trade tensions, and in the case of MMM, currency exposure. Crude oil fell sharply in June, and although volatile, remained low throughout the summer into the fall. This created a difficult environment for Exxon Mobil Corp. (XOM) and Enterprise Products Partners L.P (EPD) to navigate.

Technology and data processing counter-balanced some of the above mentioned underperformance. Apple Inc. (AAPL), Microsoft Corp. (MSFT), Facebook Inc. (FB), Visa Inc. (V), and Automatic Data Processing Inc. (ADP), demonstrated strong performance as these names were able to capitalize on a strong consumer, and the cloud-based evolution of software management and data storage.

Moving into the second half of the Fund’s fiscal year, the general trends in the trade and tariff skirmishes look to be headed towards some type of phased agreement. This dynamic should allow for some mean reversion* for the names mentioned above that experienced certain pressures from the trade battles. We expect the USD to moderate even further, which should also create an environment for many of those holdings to benefit. Earnings are expected to drop for a second straight quarter, as Q4 earnings are announced beginning in January 2020. It would appear the market has generally priced these expectations in as this narrative has been well discussed heading into the earnings season. Many analysts view these earnings announcements as a bottoming pattern for the earnings cycle. It is our view that inflation is still the main ingredient giving the stew its flavor. Should inflation remain low, the other dynamics within the market structure appear to provide the ingredients for further gains. However, should there be a marked increase in inflation during the first half of 2020 the balance of risk will shift. This would increase the likelihood of the FED and central banks reining in some of the accommodative measures, which in turn, would lead to increased volatility* and most likely equity valuations being called into question.

Definitions:

*S&P 500 Total Return Index - The S&P 500 Total Return Index (S&P 500TR), or the Standard & Poor's 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

*The Essential 40 Stock Index Total Return - Total Return, is a gross total return index of FSH Trading, LLC (“FSH”). The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

*S&P 500 Index (SPX) - The S&P 500, or the Standard & Poor's 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

*SPY (S&P 500 Trust) – An ETF (Exchange Traded Fund) designed to track the S&P 500 index.

*Volatility - Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

*Alpha - Alpha is a measure of the active return on an investment, the performance of that investment compared with a suitable market index.

*Brexit – the withdrawal of the United Kingdom from the European Union.

* Governing Council’s Asset Purchase Programme - The ECB’s Asset Purchase Programme (APP) is part of a package of non-standard monetary policy measures that also includes targeted longer-term refinancing operations, and which was initiated in mid-2014 to support the monetary policy transmission mechanism and provide the amount of policy accommodation needed to ensure price stability.

*Eurozone - The eurozone is a geographic and economic region that consists of all the European Union (EU) countries that have fully incorporated the euro as their national currency.

*Mean Reversion - is the assumption that a stock's price will tend to move to the average price over time.

The commentary represents the opinion of ADVISOR as of 11/30/2019 and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

5093-NLD-1/15/2020

Essential 40 Stock Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2019

The Fund’s performance figures* for the periods ended November 30, 2019, compared to its benchmarks:

			Annualized
					Since
	Six Months	One Year	Three Year	Five Year	Inception**
Class I	12.78%	7.94%	8.04%	3.70%	3.22%
S&P 500 Index^	15.26%	16.11%	14.88%	10.98%	11.43%
The Essential 40 Stock Indexǂ Total Return	13.13%	8.69%	12.93%	15.49%	14.06%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.58% for Class I shares per the October 1, 2019 prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

**	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ǂ	The Essential 40 Stock Index™ Total Return, is a gross total return index of FSH Trading, LLC. The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. On December 4, 2017, the Fund changed its principal investment strategy. Performance prior to December 4, 2017 reflects the performance of the Fund under its previous investment strategy. Effective that date it changed its secondary benchmark to the Essential 40 Stock Index™ Total Return rather than the CBOE VIX Tail Hedge Index to correspond with the Fund’s revised principal investment strategy.

PORTFOLIO COMPOSITION+ (Unaudited)

Internet	10.7%
Pharmaceuticals	7.4%
Retail	5.8%
Diversified Financial Services	5.4%
Aerospace/Defense	5.3%
Insurance	5.0%
Miscellaneous Manufacturing	4.7%
Telecommunications	4.5%
Computers	3.9%
Chemicals	3.6%
Short-Term Investment	1.1%
Other Assets Less Liabilities	42.6%
100.0%

+    Based on Total Net Assets as of November 30, 2019.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
November 30, 2019

Shares		Fair Value
	COMMON STOCK - 99.5%
	AEROSPACE/DEFENSE - 5.3%
2,446	Boeing Co.	$895,676
3,089	Lockheed Martin Corp.	1,207,892
		2,103,568
	AGRICULTURE - 2.2%
20,003	Archer-Daniels-Midland Co.	858,729

	AIRLINES - 2.0%
27,031	American Airlines Group, Inc.	776,871

	AUTO MANUFACTURERS - 2.1%
22,760	General Motors Co.	819,360

	BANKS - 2.8%
8,492	JPMorgan Chase & Co.	1,118,906

	BIOTECHNOLOGY - 0.3%
5,159	Corteva, Inc.	134,237

	CHEMICALS - 3.6%
5,159	Dow, Inc.	275,336
5,159	DowDuPont, Inc.	334,355
17,253	Nutrien Ltd.	818,137
		1,427,828
	COMMERCIAL SERVICES - 2.8%
6,548	Automatic Data Processing, Inc.	1,118,267

	COMPUTERS - 3.9%
5,714	Apple, Inc.	1,527,067

	DIVERSIFIED FINANCIAL SERVICES - 5.4%
4,797	CME Group, Inc.	972,496
6,252	Visa, Inc.	1,153,557
		2,126,053
	ELECTRIC - 2.3%
10,246	Duke Energy Corp.	903,390

	ENVIRONMENTAL CONTROL - 2.6%
9,206	Waste Management, Inc.	1,039,449

	FOOD - 2.8%
13,616	Sysco Corp.	1,096,769

	FOREST PRODUCTS & PAPER - 2.3%
19,375	International Paper Co.	897,838

	HEALTHCARE-SERVICES - 2.4%
3,455	UnitedHealth Group, Inc.	966,951

	INSURANCE - 5.0%
4,378	Berkshire Hathaway, Inc. *	964,473
6,551	Chubb Ltd.	992,345
		1,956,818
	INTERNET - 10.7%
815	Alphabet, Inc. *	1,062,833
530	Amazon.com, Inc. *	954,424
5,895	Facebook, Inc. *	1,188,668
4,397	Palo Alto Networks, Inc. *	999,086
		4,205,011
	IRON/STEEL - 1.4%
41,169	United States Steel Corp.	540,137

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
November 30, 2019

Shares		Fair Value
	COMMON STOCK (Continued) - 99.5%
	MACHINERY-DIVERSIFIED - 2.5%
517	Westinghouse Air Brake Technologies Corp.	$40,621
12,394	Xylem, Inc.	960,659
		1,001,280
	MEDIA - 2.7%
23,963	Comcast Corp.	1,057,966

	MISCELLANEOUS MANUFACTURING - 4.7%
4,460	3M Co.	757,174
96,308	General Elecric Co.	1,085,391
		1,842,565
	OIL & GAS - 2.1%
11,966	Exxon Mobil Corp.	815,244

	PHARMACEUTICALS - 7.4%
17,868	Bristol-Meyers Squibb Co.	1,017,404
13,118	CVS Health Corp.	987,392
6,682	Johnson & Johnson	918,708
		2,923,504
	PIPELINES - 2.1%
31,513	Enterprise Products Partners LP	829,422

	RETAIL - 5.8%
4,101	Costco Wholesale Corp.	1,229,521
4,794	Home Depot, Inc.	1,057,125
		2,286,646
	SEMICONDUCTORS - 2.6%
17,728	Intel Corp.	1,029,110

	SOFTWARE - 3.2%
8,399	Microsoft Corp.	1,271,441

	TELECOMMUNICATIONS - 4.5%
19,837	Cisco Systems, Inc.	898,814
14,771	Verizon Communications, Inc.	889,805
		1,788,619
	TRANSPORTATION - 2.0%
4,996	FedEx Corp.	799,610

	TOTAL COMMON STOCK (Cost - $36,882,179)	39,262,656

	SHORT-TERM INVESTMENT - 1.1%
	MONEY MARKET FUND - 1.1%
436,358	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Share Class, 1.55%+ (Cost - $436,358)	436,358

	TOTAL INVESTMENTS - 100.6% (Cost - $37,318,537)	$39,699,014
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(253,052)
	NET ASSETS - 100.0%	$39,445,962

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on November 30, 2019.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
November 30, 2019

Assets:
Investments in Securities at Fair Value (at cost $37,318,537)	$39,699,014
Cash Deposits with Broker	223
Dividends and Interest Receivable	88,104
Due From Adviser	15,095
Prepaid Expenses and Other Assets	10,325
Total Assets	39,812,761

Liabilities:
Payable for securities purchased	325,238
Payable to Related Parties	14,985
Payable for Fund Shares Redeemed	16
Accrued Expenses and Other Liabilities	26,560
Total Liabilities	366,799

Net Assets	$39,445,962

Composition of Net Assets:
At November 30, 2019, Net Assets consisted of:
Paid-in-Capital	$39,172,802
Accumulated Earnings	273,160
NET ASSETS	$39,445,962

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$39,445,962
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,438,102
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$11.47

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended November 30, 2019

Investment Income:
Dividend Income (net of $1,725 foreign tax withholding)	$375,838
Interest Income	1,858
Total Investment Income	377,696

Expenses:
Investment Advisory Fees	86,678
Registration and Filing Fees	20,055
Administration Fees	20,053
Transfer Agent Fees	17,308
Trustees’ Fees	16,529
Third Party Administrative Servicing Fees	16,350
Fund Accounting Fees	13,644
Legal Fees	12,735
Chief Compliance Officer Fees	9,832
Audit and Tax Fees	8,524
Printing Expense	8,023
Custody Fees	3,009
Insurance	1,504
Interest Expense	50
Miscellaneous Expenses	1,302
Total Expenses	235,596
Less: Fees Waived and Expenses Reimbursed by Adviser	(113,985)
Net Expenses	121,611
Net Investment Income	256,085

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized (Loss) on Investments	(5,274)
Net Change in Unrealized Appreciation on Investments	3,760,888
Net Realized and Unrealized Gain on Investments	3,755,614

Net Increase in Net Assets Resulting From Operations	$4,011,699

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	November 30, 2019	May 31, 2019
	(Unaudited)
Operations:
Net Investment Income	$256,085	$489,944
Net Realized (Loss) on Investments	(5,274)	(442,546)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,760,888	(702,831)
Net Increase (Decrease) in Net Assets Resulting From Operations	4,011,699	(655,433)

Distributions to Shareholders From:
Class I Shares:
Total Distributions Paid	—	(401,396)
Net (Decrease) in Net Assets From Distributions to Shareholders	—	(401,396)

Beneficial Interest Transactions:
Class I Shares:
Proceeds from Shares Issued	9,186,676	3,150,992
Distributions Reinvested	—	362,662
Cost of Shares Redeemed	(2,092,916)	(11,019,455)
Total Class I Transactions	7,093,760	(7,505,801)

Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	7,093,760	(7,505,801)

Increase (Decrease) in Net Assets	11,105,459	(8,562,630)

Net Assets:
Beginning of Period	28,340,503	36,903,133
End of Period	$39,445,962	$28,340,503

Share Activity:
Class I Shares:
Shares Issued	844,896	297,636
Shares Reinvested	—	37,699
Shares Redeemed	(192,567)	(1,090,867)
Net increase (decrease) in shares of beneficial interest outstanding	652,329	(755,532)

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class I
	Six Months		Year	Year	Year	Year	For the Period*
	Ended		Ended	Ended	Ended	Ended	Ended
	November 30, 2019		May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015
	(Unaudited)

Net Asset Value, Beginning of Period	$10.17		$10.42	$9.42	$9.20	$9.64	$10.00

Activity From Investment Operations:
Net investment income (a)	0.08		0.17	0.16	0.07	0.13	0.01
Net realized and unrealized gain (loss) from investments, option and futures contracts	1.22		(0.29)	0.87 (j)	0.26	(0.51)	(0.34)
Total from investment operations	1.30		(0.12)	1.03	0.33	(0.38)	(0.33)

Distributions to shareholders from:
Net investment income	—		(0.13)	(0.03)	(0.11)	(0.04)	(0.03)
Net return of capital	—		—	—	—	(0.02)	—
Total distributions	—		(0.13)	(0.03)	(0.11)	(0.06)	(0.03)

Paid in capital from redemption fees	—		0.00 (f)	0.00 (f)	—	0.00 (f)	0.00	(f)

Net Asset Value, End of Period	$11.47		$10.17	$10.42	$9.42	$9.20	$9.64

Total Return (b)	12.78	% (e)	(1.08)%	10.89%	3.57%	(3.99)%	(3.32	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$39,446		$28,341	$36,903	$2,338	$9,491	$20,252
Ratio of expenses to average net assets: (i)
before reimbursement (c)(g)	1.36	% (d)	1.58%	3.24%	4.56%	2.52%	1.77	% (d)
net of reimbursement (g)	0.70	% (d)	0.70%	0.74%	1.07%	1.07%	1.05	% (d)
Ratio of net investment income to average net assets (h)	1.47	% (d)	1.56%	1.45%	0.78%	1.38%	0.15	% (d)
Portfolio turnover rate	1	% (e)	17%	63%	48%	157%	211	% (e)

*	Inception date of Class I shares is June 6, 2014. Start of performance is June 11, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (c)(g)	1.36%	1.58%	3.21%	4.54%	2.50%	1.77	% (d)

net of reimbursement (g)	0.70%	0.70%	0.71%	1.05%	1.05%	1.05	% (d)

(j)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
November 30, 2019

1.       ORGANIZATION

Essential 40 Stock Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified (prior to October 1, 2017, the Fund was non-diversified.), open-end management investment company. The primary investment objective of the Fund is to seek risk-adjusted total return with less volatility than the broader U.S. equities market. The inception date of the Fund is June 6, 2014.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2019

of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2019 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$39,262,656	$—	$—	$39,262,656
Short-Term Investment	436,358	—	—	436,358
Total	$39,699,014	$—	$—	$39,699,014

The Fund did not hold any Level 3 securities during the period.

*	See the Portfolio of Investments for industry classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2017 – May 31, 2019, or expected to be taken in the Fund’s May 31, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Ohio State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2019

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended November 30, 2019, amounted to $7,731,072 and $369,702, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AN TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended November 30, 2019, the Adviser earned advisory fees of $86,678 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2020, so that the total annual operating expenses of the Fund do not exceed 0.70% of the average daily net assets of the Class I shares. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the six months ended November 30, 2019, the Adviser waived fees and reimbursed expenses of $113,985. As of May 31, 2019, the cumulative expenses subject to recapture amounted to $828,292 of which $219,578 expires May 31, 2020, $333,466 expires May 31, 2021 and $275,248 expires May 31, 2022.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2019

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at November 30, 2019, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$37,738,532	$4,369,406	$(2,408,924)	$1,960,482

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2019	May 31, 2018
Ordinary Income	$401,396	$23,496

As of May 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$211,173	$—	$(100,126)	$(2,049,180)	$—	$(1,800,406)	$(3,738,539)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $100,126.

At May 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carry forwards as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$114,690	$1,934,490	$2,049,180	$104,573

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
November 30, 2019

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of November 30, 2019, LPL Financial Holdings, Inc. (“LPL”) held 38.56% of the voting securities of Class I. The Fund has no knowledge as to whether all or any portion of the shares owned of record by LPL is also beneficially owned.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

ESSENTIAL 40 STOCK FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
NOVEMBER 30, 2019

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 16-17, 2019, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Essential 40 Stock Fund (“Essential 40”) and KKM Financial, LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with Essential 40’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to Essential 40.

In advance of the Meeting, the Board requested and received materials to assist them in considering the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of Essential 40. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding Essential 40’s key management and investment advisory personnel, and comparative fee information relating to Essential 40) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM Financial, the Board reviewed materials provided by KKM Financial relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Essential 40 including the individuals that primarily monitor and execute the investment process. The Board discussed and noted they had met KKM Financial previously and are familiar with KKM Financial’s ability to manage a fund as well as its commitment to Essential 40. The Board then discussed the extent of KKM Financial’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM Financial’s specific responsibilities in all aspects of the day-to-day management of Essential 40 and concluded that KKM Financial’s personnel have the qualifications and expertise to manage Essential 40. The Board also noted that KKM Financial continued to be committed to the new investment strategy of Essential 40. Additionally, the Board received responses from the representatives of KKM Financial with respect to a series of important questions, including: whether KKM Financial is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its

ESSENTIAL 40 STOCK FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
NOVEMBER 30, 2019

management of Essential 40; and whether KKM Financial has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM Financial of its practices for monitoring compliance with Essential 40’s investment limitations, noting that KKM Financial’s chief compliance officer will continually review the portfolio managers’ performance of their duties with respect to Essential 40 to ensure compliance under KKM Financial’s compliance program. The Board then reviewed the capitalization of KKM Financial based on financial information and other materials provided by and discussed with KKM Financial and concluded that KKM Financial was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Essential 40. The Board discussed KKM Financial’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding KKM Financial’s business practices. The Board noted that the CCO of the Trust continued to represent that KKM Financial’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted KKM Financial’s representation that the prospectus and statement of additional information for Essential 40 accurately describe the investment strategies of Essential 40. The Board concluded that KKM Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to Essential 40 and that the nature, overall quality and extent of the management services to be provided by KKM Financial were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended March 31, 2019. The Board noted that performance for one year period reflected Essential 40’s current strategy while performance for longer periods primarily reflected the performance of the Fund under its previous investment strategy. Accordingly, the Board focused its review on the performance of Essential 40 after the investment strategy change and discussed the performance of Essential 40 for the one year period since the strategy change and found Essential 40 to be more comparable to its peers and to have generally performed well. After further discussion, the Board concluded that the new strategy should result in improved performance over time.

Fees and Expenses. As to the costs of the services to be provided by KKM Financial, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Essential 40’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee was below the peer group median and Morningstar category median. The Board also reviewed the contractual arrangements for Essential 40, which stated that KKM Financial had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2020, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70% of Essential 40’s average net assets for Class I shares, and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for Essential 40 was in the best interest of shareholders. It was the consensus of the Board that, based on KKM Financial’s experience and expertise, and the services provided by KKM Financial to Essential 40, that the advisory fee charged by KKM Financial was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM Financial with respect to Essential 40 based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by KKM Financial. The Board noted that the adviser continues to subsidize Essential 40 and concluded that anticipated profits from KKM Financial’s relationship with Essential 40 were not excessive.

Economies of Scale. As to the extent to which Essential 40 will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM

ESSENTIAL 40 STOCK FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
NOVEMBER 30, 2019

Financial’s expectations for growth of Essential 40. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of Essential 40 and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of Essential 40 and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Essential 40 Stock Fund
EXPENSE EXAMPLES (Unaudited)
November 30, 2019

As a shareholder of the Essential 40 Stock Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 through November 30, 2019.

Actual Expenses

The “Actual” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class I	Expense Ratio	6/1/2019	11/30/2019	Period*	11/30/2019	Period*
Essential 40 Stock Fund	0.70%	$1,000.00	$1,127.80	$3.72	$1,021.50	$3.54

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period June 1, 2019 through November 30, 2019 (183) divided by the number of days in the fiscal year (366).

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

/s/ Kevin Wolf

Kevin Wolf, President/Principal Executive Officer

Date 2/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Wolf

Kevin Wolf, President/Principal Executive Officer

Date 2/4/20

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 2/4/20